Investment in Equity Investee	12 Months Ended
Dec. 31, 2020
Equity Method Investments And Joint Ventures [Abstract]
Investment in Equity Investee
17.	Investment in equity investee

In October 2018, the Company made an equity investment in a privately-held company, Maya System, Inc. (the “Maya”), which provides cloud SIM related services in Japan, including sale of products and maintenance. The Company acquired 49.00% equity interest of Maya with total consideration of JPY49,000,000. The Group classified Maya as an equity method investment as it has significant influence over Maya. The consideration was mainly attributed to trademark, customer relationship and goodwill. As of December 2019 and 2020, the share of loss from Maya exceeded the total investment cost. As the Company is not required to fund losses, the balance was written down to zero.